UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI  Funds, Inc.
                                ----------------

               (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------
              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 09/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2004

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                               November 12, 2004

Dear Fellow Shareholders:

  Neither the stock market nor the economy provided much excitement through the first nine months of 2004. Recently released economic data indicate that the economy has currently hit a "soft patch." Factors weighing on the economy include the sharp spike in oil prices, to a recent high of $55.00 a barrel; consumers who have added significant debt to their balance sheets while real wages have been weak for the past few years; and an environment in Iraq that is unstable at best. Despite the short term negatives, both our economy and the world economy continue to grow. The International Monetary Fund's recently published economic survey predicts 5% worldwide Gross Domestic Product growth in 2004 - the fastest in over 20 years. Additionally, core inflation remains reasonably benign in this environment, and corporate balance sheets have continued to improve while corporate profits are still growing at a double digit rate. When all of these factors shake out against the backdrop of a market that we believe is fairly valued, your portfolio management team continues to search for individual securities that we feel will deliver above average returns.
While the environment is difficult in that regard, we believe that our long term returns will prove to be very satisfactory to all of us as shareholders.

  As detailed by Glenn and Rick in the attached letter, the short term environment has been difficult for both the market and the Fund; however, the long term performance record remains very strong, and we believe that our long term, time-tested philosophy will continue to yield above average results, as has been true since the Fund's inception in December of 1996.

  As always, we thank you for your continued confidence in the FMI Focus Fund.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                October 25, 2004

Dear Fellow Shareholders,

  The fiscal fourth quarter proved to be challenging amid choppy markets. The FMI Focus Fund declined by 5.22%. This compared to the negative 2.86% return for the Russell 2000 and the -6.01% for the Russell 2000 Growth Index. Value stocks held up better with the Russell 2000 Value Index up a mere 0.15%.

  This year has continued to be frustrating for us given the strong results for the calendar year ended 2003 (up 48%) and the solid start the Fund had in early January. Last quarter's shareholder letter outlined some of the issues this year, yet a quick review is warranted to put the full year-to-date performance into perspective and set the stage for how we are thinking about the year ahead.

  Recall how the Fund took advantage of the two severe market declines in the technology sector in the spring and fall of 2002. We committed a substantial percentage of the Fund's assets to "wrecked tech" via a basket of about 35 technology companies. Many of these stocks were extraordinarily cheap, selling just above cash on the balance sheet in some cases. The strategy worked well, helping drive our strong 2003 results. As we moved into early 2004, the "wrecked tech" segment of the portfolio continued to perform well. As some of the component stocks approached our sell targets, we were faced with a difficult decision. Do we sell into a really strong market, or hold on a while longero Recall that in early January the world looked pretty good and the stock market was in gear.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/04 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

     Date         FMI Focus Fund      Standard & Poor's 500      Russell 2000
     ----         --------------      ---------------------      ------------
   12/16/96          $10,000                 $10,000                $10,000
   12/31/96          $10,245                 $10,280                $10,350
    3/31/97          $10,736                 $10,549                 $9,815
    6/30/97          $12,709                 $12,390                $11,406
    9/30/97          $16,796                 $13,333                $13,103
   12/31/97          $17,391                 $13,712                $12,664
    3/31/98          $19,876                 $15,626                $13,938
    6/30/98          $19,687                 $16,145                $13,289
    9/30/98          $17,838                 $14,553                $10,611
   12/31/98          $23,561                 $17,654                $12,342
    3/31/99          $22,826                 $18,533                $11,673
    6/30/99          $27,450                 $19,840                $13,488
    9/30/99          $26,372                 $18,599                $12,634
   12/31/99          $36,309                 $21,367                $14,965
    3/31/00          $46,693                 $21,858                $16,025
    6/30/00          $47,926                 $21,277                $15,419
    9/30/00          $50,634                 $21,071                $15,590
   12/31/00          $44,803                 $19,424                $14,513
    3/31/01          $40,107                 $17,121                $13,568
    6/30/01          $45,270                 $18,123                $15,507
    9/30/01          $35,815                 $15,463                $12,283
   12/31/01          $45,939                 $17,116                $14,874
    3/31/02          $48,707                 $17,163                $15,466
    6/30/02          $42,035                 $14,863                $14,174
    9/30/02          $32,363                 $12,295                $11,141
   12/31/02          $35,721                 $13,332                $11,827
    3/31/03          $33,933                 $12,912                $11,296
    6/30/03          $42,160                 $14,901                $13,942
    9/30/03          $45,643                 $15,295                $15,207
   12/31/03          $52,906                 $17,159                $17,416
    3/31/04          $53,466                 $17,448                $18,506
    6/30/04          $52,735                 $17,749                $18,593
    9/30/04          $49,982                 $17,417                $18,061

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/04

                                                                                 Annualized Total     Annualized Total Return*<F1>
                         Total Return*<F1>    Total Return*<F1> For the     Return*<F1> For the 5             Through 9/30/04 From
                             Last 3 Months           Year Ended 9/30/04       Years Ended 9/30/04           Fund Inception12/16/96
                         -----------------    -------------------------     ---------------------     ----------------------------
FMI Focus Fund                      -5.22%                        9.51%                    13.64%                           22.94%
Standard & Poor's 500               -1.87%                       13.87%                    -1.31%                            7.38%
Russell 2000                        -2.86%                       18.77%                     7.41%                            7.88%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance
       ---------------------------------------------------------------------
       does not guarantee future results. Investment return and principal value
       ----------------------------------
       of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The FMI Focus Fund investment team reviewed the investment landscape in mid-January and came to the conclusion that the wrecked tech portfolio still had another 10% to 15% appreciation potential (within the context of a good market) and that we would "ride it" through the spring. At the time, we felt the economy was picking up steam, business confidence was improving. This combination would finally unleash pent-up spending in areas like information technology (computers, software, and related services) and advertising, our two overweighted sectors. Further, Presidential election years have historically been favorable to the equity markets.

  Unfortunately, the environment did not play out that way. Since mid-January, rising energy prices, Federal Reserve interest rate hikes and increased terrorist activity proved to be just enough on the margin to cause company managements to hesitate with respect to IT and advertising spending. While the economy has continued to improve during this period, it wasn't enough to get IT and advertising out of "first gear." Companies in the IT and advertising industries have thus struggled from an earnings perspective. We ended up "round tripping" some of our holdings in the "wrecked tech" portfolio. Our advertising related stocks in radio and television have also struggled.

  The decline in these two segments also obscured many outstanding individual performers. Alamosa Holdings, Inc., the Texas based wireless service provider has nearly tripled this year. We also bought Royal Caribbean Cruises Ltd., the cruise line operator, just after the markets opened following 9/11 at prices as low as $9 per share. The stock is now nearly $47. Jos. A. Banks Clothiers, Inc., and Milwaukee based companies Brady Corp. and Rockwell Automation Inc. have also been strong performers.

  So, having "round tripped" some of our biggest performers of last year, what nowo Our answer is a definitive "hold on" because, ironically, these stocks are very, very cheap again. While the immediate economic outlook may not provide instant gratification, the 12-15 month outlook should be conducive to the rebound of these companies' fortunes.

  With respect to our outlook, we believe that the economy is likely to decelerate as it adjusts to much higher energy prices. But, barring other exogenous events, we believe the U.S. economy is in reasonably solid shape.
This cycle has been fairly unique in that the downturn following the internet bust was quite mild. The Federal Reserve's aggressive interest rate reductions kept the consumption side of the economy (housing, autos, retailing and the like) from having much of a downturn at all. While it is true that businesses experienced a fairly significant downturn in 2001 and 2002, the consumer side is more important, representing two-thirds of the economy.

  So we had a very mild recession from which emerged the very mild upturn we are now experiencing. The good news is that this particular business/economic cycle has been sufficiently mild that very few excesses have developed (with the possible exception of housing). In any event, this particular upturn has the potential to last longer, but the trajectory may be flatter.

  In addition to higher energy prices, the U.S. has had to adjust to the emergence of China, a subject we have covered in previous shareholder letters. In the intermediate term, we believe the potentially enormous but still developing Chinese consumer market will present many opportunities for American companies. In the short-term, however, Chinese demand for things like copper, cement, and especially energy have driven the prices of these commodities through the roof. As well, many U.S. manufacturing companies have been balancing their geographical locations, closing factories here and opening new ones in China. As this has been a painful process, we believe much of that balancing has now largely taken place and is likely to be less of a headwind going forward. Higher energy prices and emerging China certainly represent near-term challenges. We believe they are more likely to temper the ongoing economic cycle than end it.

  Another factor to consider is that unemployment bottomed at a much lower rate this past recession than in previous recessions. The most recent recession bottomed in November 2001 at a 5.6% unemployment rate compared to 6.8% in March 1991, 10.8% in November 1982 and 8.6% in March 1975. Again, the point is that this past downturn was mild, and so far the upturn has proven to be mild as well.

  Ironically, we view the stock market in a similar vein. While the most recent bear market certainly corrected the excesses of the internet bubble, equity valuations only returned to "fair value." It was from this base of fair-value that the strong "mini" bull market of 2003-2004 was launched, yielding, in our opinion, a richly valued market again. In other words, it is very hard to find bargains in this market.

  Another way to look at it, corporate profits have risen, on average, about 6% to 7% per year. Over the long term, combined with dividends, return from stocks have been about 8% to 9% per year. The U.S. stock market went up so fast in the years immediately preceding and during the internet bubble, that even the fairly severe 2001/2002 bear market brought equities back down to the 6% to 7% long-term uptrend. It was from that fair-valued base that the enormous 40% to 50% run in 2003 happened.

  While we may still be above the 6% to 7% long-term trend line, an adjustment should be made, in our opinion, for the extraordinarily low level of interest rates. After all, a stream of earnings is worth more when interest rates are at 3% than when they are at 6% or 8%.

  Given our outlook on the economy and our view of stock market valuations, we are in a very patient mood. Long time Focus Fund investors know that we consider ourselves opportunistic, special situation investors, willing and able to step into volatile markets. We prefer to buy when "blood is running in the streets," when other investors are losing their heads. Clearly, this is not the environment we are currently in. Stocks, in our opinion are fairly valued. That's fine! But, it doesn't present the opportunities that get us excited. As Warren Buffet would observe, there is not much of a margin for error when buying stocks that are fairly valued.

  We are currently carrying about 15% cash and will patiently wait for opportunities that meet our criteria; a 20% discount to private market value, growing earnings and a strong strategic industry position. Yes, 2004 is not likely to go down as one of our great years, and, yes, the environment did not break our way, but, we are committed to our time-tested philosophy. Since our beginning in December of 1996, we have certainly had a few below-par years, but the nearly 8 year-old record has been one of the best in the industry. We really appreciate our partners, our shareholders, and believe patience will be rewarded.

  As of October 28, 2004, our Board of Directors declared a distribution of $1.20968 from net long-term capital gains, payable October 29, 2004 to shareholders of record on October 27, 2004. Please note that 100% of this distribution represents long-term capital gains which are taxable at favorable rates.

Sincerely,

/s/Richard E. Lane                      /s/Glenn W. Primack

Richard E. Lane, CFA                    Glenn W. Primack
Portfolio Manager                       Portfolio Manager

FMI Focus Fund
COST DISCUSSION

                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2004

                    Information Technology             24.5%
                    Industrials                        20.4%
                    Consumer Discretionary              9.2%
                    Energy                              8.5%
                    Materials                           6.4%
                    Healthcare                          5.1%
                    Financials                          5.0%
                    Other                               4.1%
                    Telecommunications                  0.9%
                    Consumer Staples                    0.3%
                    Cash                               15.6%

  As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

  In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning             Ending             Expenses Paid
                                              Account             Account          During Period*<F2>
                                           Value 3/31/04       Value 9/30/04         3/31/04-9/30/04
                                           -------------       -------------        -----------------
FMI Focus Fund Actual $1,000                 $1,000.00           $  934.80                $6.91
Hypothetical (5% return before expenses)     $1,000.00           $1,025.00                $7.24

*<F2> Expenses are equal to the Funds' annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   In Fiscal 2003 we transitioned the portfolio out of less economically sensitive sectors that we thought were fully valued and into more economically sensitive sectors such as industrials and technology. As we discussed in the shareholder letter, we believed this strategy would continue to pay off into Fiscal 2004. We felt the economy was picking up steam and business confidence was increasing in a Presidential election year. Unfortunately, the environment did not play out as anticipated. Rising energy prices, Federal Reserve interest rate hikes, and increased terrorist activity all negatively impacted our over-weighted positions in the economically sensitive technology and media sectors. While we have lightened up our exposure to these two sectors, special situations and a return to low valuations have led us to "hang on" to some of our biggest performers of the previous fiscal year with the expectation of a rebound over the next 12-15 months.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX

                                        Standard & Poor's       Russell 2000
     Date          FMI Focus Fund       500 Index(1)<F4>        Index(2)<F5>
     ----          --------------       ----------------        ------------
   12/16/96*<F3>      $10,000                $10,000              $10,000
    9/30/97           $16,796                $13,333              $13,103
    9/30/98           $17,827                $14,553              $10,611
    9/30/99           $26,372                $18,599              $12,634
    9/30/00           $50,634                $21,071              $15,590
    9/30/01           $35,815                $15,463              $12,283
    9/30/02           $32,363                $12,295              $11,141
    9/30/03           $45,643                $15,295              $15,207
    9/30/04           $49,982                $17,417              $18,061

*<F3>  inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                   1-Year            5-Year             12/16/96
                   ------            ------         ---------------
                   +9.51%           +13.64%             +22.94%

(1)<F4> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F5> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 29, 2004

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2004

SHARES OR PRINCIPAL AMOUNT                                                                 COST               VALUE
--------------------------                                                                 ----               -----
LONG-TERM INVESTMENTS -- 84.4% (A)<F7>

COMMON STOCKS -- 80.3% (A)<F7>

CONSUMER DISCRETIONARY SECTOR -- 9.2%
-------------------------------------

               HOTELS RESTAURANTS & LEISURE -- 1.1%
    525,300    Darden Restaurants, Inc.                                                 $ 10,682,588      $   12,249,996

               LEISURE -- 0.6%
    437,300    Northwest Airlines Corp.*<F6>                                               4,131,149           3,590,233
     60,000    Royal Caribbean Cruises Ltd.                                                  656,838           2,616,000
                                                                                        ------------      --------------
                                                                                           4,787,987           6,206,233

               MEDIA -- 3.8%
    660,600    Emmis Communications Corp.*<F6>                                            13,395,932          11,930,436
    309,200    Hearst-Argyle Television, Inc.                                              6,552,539           7,559,940
    221,956    Mediacom Communications Corp.*<F6>                                          1,539,952           1,449,373
    293,900    Pinnacle Systems, Inc.*<F6>                                                 2,464,666           1,225,563
    778,900    PRIMEDIA Inc.*<F6>                                                          1,479,975           1,830,415
    165,500    Radio One, Inc. CL D*<F6>                                                   2,807,835           2,355,065
    342,700    Sinclair Broadcast Group, Inc.                                              3,872,376           2,501,710
    485,000    Spanish Broadcasting System, Inc.*<F6>                                      3,755,120           4,772,400
    678,200    Young Broadcasting Inc.*<F6>                                                7,302,786           7,372,034
                                                                                        ------------      --------------
                                                                                          43,171,181          40,996,936

               SPECIALTY RETAIL -- 3.7%
    395,000    Gymboree Corp.*<F6>                                                         6,038,606           5,688,000
    396,875    Jos. A. Bank Clothiers, Inc.*<F6>                                           9,635,246          10,985,500
    475,000    Polo Ralph Lauren Corp.                                                    11,314,269          17,275,750
    220,000    The Sports Authority, Inc.*<F6>                                             4,291,424           5,104,000
                                                                                        ------------      --------------
                                                                                          31,279,545          39,053,250

CONSUMER STAPLES SECTOR -- 0.3%
-------------------------------

               FOOD & DRUG RETAILING -- 0.3%
    117,400    SUPERVALU INC.                                                              1,647,273           3,234,370

ENERGY SECTOR -- 8.5%
---------------------

               OIL & GAS -- 3.0%
    121,400    Kerr-McGee Corp.                                                            5,239,894           6,950,150
    433,800    Noble Energy, Inc.                                                         17,449,882          25,264,512
                                                                                        ------------      --------------
                                                                                          22,689,776          32,214,662

               OIL & GAS EQUIPMENT & SERVICES -- 5.5%
    310,600    Grant Prideco, Inc.*<F6>                                                    2,759,944           6,364,194
    846,000    Hanover Compressor Co.*<F6>                                                10,277,585          11,378,700
    206,000    National-Oilwell, Inc.*<F6>                                                 3,407,880           6,769,160
  1,180,150    Pride International, Inc.*<F6>                                             18,518,453          23,355,168
    232,500    Transocean Inc.*<F6>                                                        4,478,807           8,318,850
    160,600    Willbros Group, Inc.*<F6>                                                   1,256,090           2,394,546
                                                                                        ------------      --------------
                                                                                          40,698,759          58,580,618

FINANCIAL SERVICES SECTOR -- 5.0%
---------------------------------

               BANKS -- 1.5%
    363,825    Associated Banc-Corp                                                        7,809,686          11,667,868
    204,500    Midwest Banc Holdings, Inc.                                                 4,163,984           3,930,490
                                                                                        ------------      --------------
                                                                                          11,973,670          15,598,358

               INSURANCE -- 3.5%
    255,000    PartnerRe Ltd.                                                             12,534,181          13,945,950
    564,400    Reinsurance Group of America, Inc.                                         18,283,804          23,253,280
                                                                                        ------------      --------------
                                                                                          30,817,985          37,199,230

HEALTHCARE SECTOR -- 5.1%
-------------------------

               BIOTECHNOLOGY -- 1.3%
    169,800    Genitope Corp.*<F6>                                                         1,443,300           1,684,416
    373,000    ICON PLC -SP - ADR*<F6>                                                    13,522,543          12,275,430
                                                                                        ------------      --------------
                                                                                          14,965,843          13,959,846

               EQUIPMENT & SUPPLIES -- 3.8%
    137,000    Bausch & Lomb Inc.                                                          4,344,558           9,103,650
    725,000    PerkinElmer, Inc.                                                          13,990,752          12,484,500
    866,900    PSS World Medical, Inc.*<F6>                                                7,650,708           8,703,676
    280,000    Varian Inc.*<F6>                                                           10,197,320          10,603,600
                                                                                        ------------      --------------
                                                                                          36,183,338          40,895,426

INDUSTRIALS SECTOR -- 20.4%
---------------------------

               COMMERCIAL SERVICES & SUPPLIES -- 6.9%
  1,393,700    Casella Waste Systems, Inc.*<F6>                                           13,255,119          16,501,408
    534,100    Manpower Inc.                                                              23,113,788          23,762,109
    640,000    ProQuest Co.*<F6>                                                          14,663,276          16,448,000
    548,800    Republic Services, Inc.                                                     8,971,554          16,332,288
                                                                                        ------------      --------------
                                                                                          60,003,737          73,043,805

               INDUSTRIAL ELECTRONIC EQUIPMENT & MACHINERY -- 13.0%
    797,200    Airgas, Inc.                                                               13,352,571          19,188,604
    122,600    Baldor Electric Co.                                                         2,782,659           2,900,716
    216,000    Beacon Roofing Supply, Inc.*<F6>                                            2,844,890           3,542,400
    127,900    Brady Corp.                                                                 4,805,581           6,237,683
    480,600    CIRCOR International, Inc.                                                  7,789,368           9,371,700
    250,000    Grainger (W.W.), Inc.                                                      12,703,650          14,412,500
    374,200    Kennametal Inc.                                                            12,648,335          16,895,130
    427,400    Regal-Beloit Corp.                                                          8,665,623          10,338,806
    166,400    Robbins & Myers, Inc.                                                       2,972,176           3,660,800
    270,000    Rockwell Automation Inc.                                                    3,660,773          10,449,000
    253,500    Snap-on Inc.                                                                5,962,748           6,986,460
    253,000    The Timken Co.                                                              4,509,141           6,228,860
  1,385,500    UNOVA, Inc.*<F6>                                                           17,790,600          19,466,275
    459,900    Wabtec Corp. d/b/a Westinghouse Air Brake Technologies Corp.                7,398,487           8,595,531
                                                                                        ------------      --------------
                                                                                         107,886,602         138,274,465

               ROAD & RAIL -- 0.5%
    352,500    Laidlaw International Inc.*<F6>                                             5,401,349           5,798,625

INFORMATION TECHNOLOGY SECTOR -- 24.5%
--------------------------------------

               COMMUNICATIONS EQUIPMENT -- 3.1%
    910,000    Symbol Technologies, Inc.                                                  13,619,206          11,502,400
    713,900    Tekelec*<F6>                                                                9,292,596          11,907,852
    164,900    Tollgrade Communications, Inc.*<F6>                                         1,931,221           1,449,471
    538,159    Ulticom, Inc.*<F6>                                                          3,944,540           7,948,608
                                                                                        ------------      --------------
                                                                                          28,787,563          32,808,331

               COMPUTERS & PERIPHERALS -- 0.1%
     50,000    QLogic Corp.*<F6>                                                           1,490,000           1,480,500

               CONSULTING & SERVICES -- 8.6%
    607,500    The BISYS Group, Inc.*<F6>                                                  8,179,038           8,875,575
  1,554,800    CIBER, Inc.*<F6>                                                           12,266,643          11,692,096
    266,500    Fiserv, Inc.*<F6>                                                           7,462,598           9,290,190
  1,379,100    Ingram Micro Inc.*<F6>                                                     16,988,876          22,203,510
    921,400    Keane, Inc.*<F6>                                                           13,120,175          14,152,704
    379,100    Kforce Inc.*<F6>                                                            1,864,509           3,176,858
    490,000    SunGard Data Systems Inc.*<F6>                                             13,051,734          11,647,300
    528,400    TNS Inc.*<F6>                                                              10,568,000          10,250,960
                                                                                        ------------      --------------
                                                                                          83,501,573          91,289,193

               ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
    200,000    Flextronics International Ltd.*<F6>                                         3,279,500           2,650,000
    258,700    Mettler-Toledo International Inc.*<F6>                                     10,786,880          12,215,814
     39,900    Rogers Corp.*<F6>                                                           1,903,427           1,695,351
    626,200    Sanmina-SCI Corp.*<F6>                                                      6,852,796           4,414,710
                                                                                        ------------      --------------
                                                                                          22,822,603          20,975,875

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 6.9%
    314,500    Actel Corp.*<F6>                                                            6,582,932           4,780,400
    510,000    Altera Corp.*<F6>                                                           9,981,948           9,980,700
    189,200    Anaren, Inc.*<F6>                                                           2,251,601           2,546,632
    639,100    Asyst Technologies, Inc.*<F6>                                               4,407,291           3,265,801
  1,120,200    Conexant Systems, Inc.*<F6>                                                 2,641,640           1,803,522
    601,800    Emulex Corp.*<F6>                                                          13,016,388           6,932,736
    672,000    Entegris Inc.*<F6>                                                          7,683,001           5,604,480
    543,800    Exar Corp.*<F6>                                                             7,967,147           7,700,208
    882,300    KEMET Corp.*<F6>                                                            9,403,818           7,137,807
    482,700    Methode Electronics, Inc.                                                   6,396,779           6,173,733
    565,700    Metron Technology N.V.*<F6>                                                 4,490,734           2,455,138
    445,000    MKS Instruments, Inc.*<F6>                                                  6,163,862           6,817,400
    606,524    Vishay Intertechnology, Inc.*<F6>                                           9,831,333           7,824,160
                                                                                        ------------      --------------
                                                                                          90,818,474          73,022,717

               SOFTWARE -- 3.8%
  2,088,100    Aspen Technology, Inc.*<F6>                                                10,979,656          14,595,819
    161,800    CSG Systems International, Inc.*<F6>                                        2,094,733           2,493,338
  1,137,000    E.piphany, Inc.*<F6>                                                        5,828,217           4,582,110
     96,200    Fair Isaac Corp.                                                            2,893,051           2,809,040
     85,000    FileNET Corp.*<F6>                                                          1,774,171           1,484,100
    660,400    JDA Software Group, Inc.*<F6>                                               8,528,455           7,145,528
  1,450,700    Parametric Technology Corp.*<F6>                                            5,160,690           7,659,696
                                                                                        ------------      --------------
                                                                                          37,258,973          40,769,631

MATERIALS SECTOR -- 6.4%
------------------------

               CHEMICALS -- 2.2%
      8,600    H.B. Fuller Co.                                                               239,655             235,640
    514,950    Intertape Polymer Group Inc.*<F6>                                           3,776,671           3,934,218
    340,000    Millennium Chemicals Inc.*<F6>                                              4,393,635           7,211,400
    223,500    PolyOne Corp.*<F6>                                                            984,874           1,680,720
    467,600    Westlake Chemical Corp.*<F6>                                                6,841,371          10,427,480
                                                                                        ------------      --------------
                                                                                          16,236,206          23,489,458

               CONTAINERS & PACKAGING -- 1.3%
    570,000    Packaging Corp of America                                                  13,245,006          13,947,900

               PAPER & FOREST PRODUCTS -- 2.9%
    867,900    Kadant Inc.*<F6>                                                           12,442,646          15,934,644
    686,400    Smurfit-Stone Container Corp.*<F6>                                         10,065,297          13,295,568
     63,900    Wausau-Mosinee Paper Corp.                                                    831,710           1,063,935
                                                                                        ------------      --------------
                                                                                          23,339,653          30,294,147

TELECOMMUNICATIONS SECTOR -- 0.9%
---------------------------------

               WIRELESS SERVICES -- 0.9%
  1,212,000    Alamosa Holdings, Inc.*<F6>                                                 4,420,792           9,259,680
                                                                                        ------------      --------------
               Total common stocks                                                       744,110,476         854,643,252

MUTUAL FUNDS -- 4.1% (A)<F7>
    300,000    iShares S&P SmallCap 600 Index Fund                                        28,661,575          43,272,000
                                                                                        ------------      --------------
               Total long-term investments                                               772,772,051         897,915,252

SHORT-TERM INVESTMENTS -- 16.2% (A)<F7>

               COMMERCIAL PAPER -- 15.3%
$18,000,000    Empire Corporate Federal Credit Union, 1.60%, due 10/04/04                 17,997,600          17,997,600
 15,000,000    Abbey National North America, LLC, 1.60%, due 10/05/04                     14,997,333          14,997,333
 21,500,000    Citigroup Global Markets, 1.60%, due 10/06/04                              21,495,222          21,495,222
 21,500,000    Caterpillar Financial Services, 1.60%, due 10/07/04                        21,494,267          21,494,267
  9,000,000    AIG Funding Inc., 1.67%, due 10/08/04                                       8,997,077           8,997,077
 11,000,000    Toyota Motor Credit Corp., 1.64%, due 10/12/04                             10,994,488          10,994,488
 12,000,000    National Australia Funding (DE) Inc., 1.64%, due 10/13/04                  11,993,440          11,993,440
 14,000,000    Prudential Funding, LLC, 1.68%, due 10/14/04                               13,991,507          13,991,507
  9,000,000    General Electric Capital Corp., 1.62%, due 10/15/04                         8,994,330           8,994,330
  3,000,000    UBS Finance (DE), LLC, 1.70%, due 10/18/04                                  2,997,592           2,997,592
  3,000,000    AIG Funding Inc., 1.69%, due 10/19/04                                       2,997,465           2,997,465
  4,000,000    General Electric Capital Corp., 1.70%, due 10/20/04                         3,996,411           3,996,411
 11,000,000    Toyota Motor Credit Corp., 1.70%, due  10/21/04                            10,989,611          10,989,611
 11,000,000    The Royal Bank of Scotland PLC, 1.70%, due 10/25/04                        10,987,533          10,987,533
                                                                                        ------------      --------------
               Total commercial paper                                                    162,923,876         162,923,876

               VARIABLE RATE DEMAND NOTE -- 0.9%
  9,764,987    U.S. Bank, N.A., 1.59%                                                      9,764,987           9,764,987
                                                                                        ------------      --------------
               Total short-term investments                                              172,688,863         172,688,863
                                                                                        ------------      --------------
               Total investments                                                        $945,460,914       1,070,604,115
                                                                                        ------------
                                                                                        ------------
               Liabilities, less cash and receivables -- (0.6%) (A)<F7>                                       (6,609,046)
                                                                                                          --------------
               NET ASSETS                                                                                 $1,063,995,069
                                                                                                          --------------
                                                                                                          --------------
               Net Asset Value Per Share ($0.0001 par value, 100,000,000 shares authorized), offering and
                 redemption price ($1,063,995,069 / 33,109,612 shares outstanding)                               $32.14
                                                                                                                 ------
                                                                                                                 ------

  *<F6>   Non-income producing security.
(a)<F7> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts
N.V. - Netherland Antilles Limited Liability Corporation

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                      $  4,766,718
   Interest                                                          1,887,658
                                                                  ------------
       Total income                                                  6,654,376
                                                                  ------------

EXPENSES:
   Management fees                                                  14,667,389
   Transfer agent fees                                                 789,683
   Administrative services                                             673,180
   Printing and postage expenses                                       244,746
   Custodian fees                                                      241,831
   Professional fees                                                    69,654
   Registration fees                                                    57,731
   Insurance                                                            50,886
   Board of Directors fees                                              26,660
   Other expenses                                                        6,376
                                                                  ------------
   Total operating expenses before interest expense                 16,828,136
   Interest expense                                                      1,248
                                                                  ------------
       Total expenses                                               16,829,384
                                                                  ------------
NET INVESTMENT LOSS                                                (10,175,008)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   107,297,702
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                (8,753,262)
                                                                  ------------
NET GAIN ON INVESTMENTS                                             98,544,440
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 88,369,432
                                                                  ------------
                                                                  ------------

STATEMENTS OF CHANGES IN NET ASSETS
For Years Ended September 30, 2004 and 2003

                                                                                                2004                 2003
                                                                                              --------             --------
OPERATIONS:
     Net investment loss                                                                   $  (10,175,008)       $ (4,726,243)
     Net realized gain (loss) on investments                                                  107,297,702         (11,365,811)
     Net change in unrealized appreciation on investments                                      (8,753,262)        235,082,244
                                                                                           --------------        ------------
          Net increase in net assets resulting from operations                                 88,369,432         218,990,190
                                                                                           --------------        ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (14,396,716 and 30,693,686 shares, respectively)             474,752,165         758,793,828
     Cost of shares redeemed (13,606,460 and 19,219,782 shares, respectively)                (447,597,460)       (463,112,217)
                                                                                           --------------        ------------
          Net increase in net assets derived from Fund share activities                        27,154,705         295,681,611
                                                                                           --------------        ------------
          TOTAL INCREASE                                                                      115,524,137         514,671,801
NET ASSETS AT THE BEGINNING OF THE YEAR                                                       948,470,932         433,799,131
                                                                                           --------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                          $1,063,995,069        $948,470,932
                                                                                           --------------        ------------
                                                                                           --------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 29.35        $ 20.81        $ 23.03        $ 36.43        $ 21.56
Income from investment operations:
   Net investment (loss) income (a)<F8>                        (0.29)         (0.18)         (0.16)         (0.13)          0.06
   Net realized and unrealized
     gains (losses) on investments                              3.08           8.72          (2.06)         (9.74)         17.34
                                                             -------        -------        -------        -------        -------
Total from investment operations                                2.79           8.54          (2.22)         (9.87)         17.40

Less distributions:
   Dividend from net investment income                            --             --             --          (0.03)            --
   Distributions from net realized gains                          --             --             --          (3.50)         (2.53)
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --             --             --          (3.53)         (2.53)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 32.14        $ 29.35        $ 20.81        $ 23.03        $ 36.43
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

TOTAL RETURN                                                   9.51%         41.04%         (9.64%)       (29.27%)        92.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                       1,063,995        948,471        433,799        261,549        242,458
Ratio of operating expenses before interest expense
  and dividends on shorts to average net assets                1.43%          1.47%          1.46%          1.50%          1.59%
Ratio of interest expense and dividends on short
  positions to average net assets                              0.00%          0.00%          0.00%          0.00%          0.05%
Ratio of net investment (loss) income
  to average net assets                                       (0.87%)        (0.71%)        (0.60%)        (0.55%)         0.20%
Portfolio turnover rate                                        63.8%          52.6%          92.8%         165.3%         198.7%

(a)<F8> Net investment (loss) income before interest expense and dividends on short positions for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 was ($0.29), ($0.18), ($0.16), ($0.13) and $0.08,
          respectively. Net investment (loss) income per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2004.

          Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2004, the Fund did not borrow against the Agreement. The Credit Agreement expires on June 5, 2005.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 28, 2004, the Fund distributed $39,828,416 from long-term realized gains ($1.20968 per share). The distribution will be paid on October 29, 2004 to shareholders of record on October 27, 2004.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $630,526,310 and $666,515,699, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2004, liabilities of the Fund included the following:

          Payable to brokers for securities purchased              $11,200,640
          Payable to FMI for management and administrative fees      1,140,905
          Payable to shareholders for redemptions                      285,592
          Due to custodian                                             113,755
          Deferred compensation plan for Directors                      11,660
          Other liabilities                                            199,943

(7)  SOURCES OF NET ASSETS --

          As of September 30, 2004, the sources of net assets were as follows:

          Fund shares issued and outstanding                    $  919,279,248
          Net unrealized appreciation on investments               125,143,201
          Accumulated net realized gains on investments             19,584,280
          Accumulated net investment loss                              (11,660)
                                                                --------------
                                                                $1,063,995,069
                                                                --------------
                                                                --------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                       GROSS            GROSS         NET UNREALIZED     DISTRIBUTABLE      DISTRIBUTABLE
      COST OF        UNREALIZED       UNREALIZED       APPRECIATION         ORDINARY          LONG-TERM
    INVESTMENTS     APPRECIATION     DEPRECIATION     ON INVESTMENTS         INCOME         CAPITAL GAINS
    -----------     ------------     ------------     --------------     -------------      -------------
    $965,361,598    $162,299,181     $57,398,240       $104,900,941           $ --           $39,828,416

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                          SEPTEMBER 30, 2004                                    SEPTEMBER 30, 2003
   ----------------------------------------------------------------      --------------------------------
      ORDINARY       LONG-TERM       NET CAPITAL                            ORDINARY          LONG-TERM
       INCOME      CAPITAL GAINS         LOSS          POST-OCTOBER          INCOME         CAPITAL GAINS
   DISTRIBUTIONS   DISTRIBUTIONS      CARRYOVERS          LOSSES         DISTRIBUTIONS      DISTRIBUTIONS
   -------------   -------------     ------------      ------------      -------------      -------------
        $ --            $ --             $ --              $ --               $ --              $ --

          The Fund has utilized $189,731 of its post-October losses from the prior year to decrease current year net capital gains.

          The Fund has also utilized $67,658,913 of its capital loss carryovers during the year ended September 30, 2004.

          Since there were no ordinary distributions paid for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

FMI Focus Fund
DIRECTORS AND OFFICERS

                                                                                                # OF FUNDS    OTHER
                                         TERM OF           PRINCIPAL                            IN COMPLEX    DIRECTORSHIPS
                             POSITION    OFFICE AND        OCCUPATION                           OVERSEEN      HELD BY
NAME, AGE                    HELD WITH   LENGTH OF         DURING PAST                          BY DIRECTOR   DIRECTOR
AND ADDRESS                  THE FUND    TIME SERVED       FIVE YEARS                           OR OFFICER    OR OFFICER
-----------                  ---------   -----------       -----------                          -----------   -------------

"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 56           Director    Indefinite Term   Mr. Allen has been Executive Vice          8       Harley-Davidson,
1801 California Street                   Since December    President of Qwest Communications                  Inc., FMI Common
Denver, CO 80202                         1996              International, Inc. a global                       Stock Fund, Inc. and
                                                           communications company since                       FMI Mutual Funds,
                                                           September, 2002.  Prior to this, Mr. Allen              Inc.
                                                           had served as President of Allen
                                                           Enterprises, LLC, a private equity
                                                           investments management company he
                                                           founded after retiring from Ameritech in
                                                           July 2000.  Mr. Allen served as an officer
                                                           of Ameritech from August 1995 to July
                                                           2000.

George D. Dalton, 76         Director    Indefinite Term   Mr. Dalton is Chairman and Chief           8       Clark Consulting Inc.,
20825 Swenson Drive                      Since December    Executive Officer of Call_Solutions.com,           FMI Common Stock
Waukesha, WI  53186                      1997              Inc. Prior to January 2000, Mr. Dalton             Fund, Inc. and FMI
                                                           was Chairman of the Board and Chief                Mutual Funds, Inc.
                                                           Executive Officer of Fiserv, Inc., and had
                                                           served in that capacity since 1984.

Gordon H.                    Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I          8       Renaissance Learning
  Gunnlaugsson, 60                       Since December    Corporation. He was employed by                    Systems, Inc., FMI
c/o Fiduciary                            2001              M&I Corporation from June 1, 1970 to               Common Stock Fund,
  Management, Inc.                                         December 31, 2000 where he most                    Inc. and FMI Mutual
100 E. Wisconsin Ave.,                                     recently held the positions of Executive           Funds, Inc.
Suite 2200                                                 Vice President and Chief Financial Officer.
Milwaukee, WI 53202

Paul S. Shain, 41            Director    Indefinite Term   Mr. Shain is President and Chief           8       FMI Common Stock
5520 Research                            Since December    Operating Officer of Berbee Information            Fund, Inc. and FMI
  Park Drive                             2001              Networks, and has been employed by such            Mutual Funds, Inc.
Madison, WI  53711                                         firm since January 2000. Prior to joining
                                                           Berbee Information Networks, Mr. Shain spent
                                                           12 years at Robert W. Baird & Co.,
                                                           Incorporated, most recently as Managing
                                                           Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Richard E. Lane*<F9>, 48     Director    Indefinite Term   Mr. Lane is President of Broadview         2       None
100 E. Wisconsin Ave.,                   Since December    Advisors, LLC, the sub-adviser to the
Suite 2500                               2001              Fund.  Mr. Lane served as a portfolio
Milwaukee, WI  53202                                       manager and financial analyst with Fiduciary
                                                           Management, Inc. from September 1994
                                                           through April 2001.

Ted D. Kellner*<F9>, 58      Director    Indefinite Term   Mr. Kellner is Chairman of the Board       8       Marshall & Ilsley
c/o Fiduciary                            Since December    and Chief Executive Officer of Fiduciary           Corporation and FMI
  Management, Inc.                       1996              Management, Inc. which he co-founded               Common Stock
100 E. Wisconsin Ave.,       President   One Year Term     in 1980.                                           Fund, Inc.
Suite 2200                   and         Since 1996
Milwaukee, WI  53202         Treasurer

Patrick J. English*<F9>, 43  Director    Indefinite Term   Mr. English is President of Fiduciary      8       FMI Common Stock
c/o Fiduciary                            Since December    Management, Inc. and has been employed             Fund, Inc.
  Management, Inc.                       1996              by the investment adviser in various
100 E. Wisconsin Ave.,       Vice        One Year Term     capacities since December, 1986.
Suite 2200                   President   Since 1996
Milwaukee, WI 53202

Kathleen M. Lauters, 52      Chief       At Discretion     Ms. Lauters has been the Fund's Chief      8       None
c/o Fiduciary                Compliance  of Board          Compliance Officer since September
  Management, Inc.           Officer     Since September   2004. From June 1995 to September 2004
100 E. Wisconsin Ave.                    2004              Ms. Lauters was employed by Strong
Suite 2200                                                 Capital Management, most recently as
Milwaukee, WI 53202                                        Senior Compliance Analyst.

Camille F. Wildes, 52        Vice        One Year Term     Ms. Wildes is a Vice-President of          8       None
c/o Fiduciary                President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.           and         1999              been employed by the investment
100 E. Wisconsin Ave.,       Assistant                     adviser in various capacities since
Suite 2200                   Treasurer                     December, 1982.
Milwaukee, WI 53202

Donald S. Wilson, 61         Vice        One Year Term     Mr. Wilson is Vice Chairman and            8       FMI Common Stock
c/o Fiduciary                President   Since December    Treasurer of Fiduciary Management, Inc.            Fund, Inc. and FMI
  Management, Inc.           and         1996              which he co-founded in 1980.                       Mutual Funds, Inc.
100 E. Wisconsin Ave.,       Secretary
Suite 2200
Milwaukee, WI  53202

*<F9> Mr. Lane is an "interested person" of the Fund because he is an officer of the Fund's sub-adviser. Messrs. Kellner and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to
------------------
portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2500
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2004

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                October 13, 2004

Dear Fellow Shareholders:

  The September quarter was down slightly, modestly better than the benchmark Standard & Poor's 500 Index. For the nine months ended September 30, the Fund was up 5.8%, compared to a return of 1.5% for the Standard & Poor's 500. The largest contributor to the relative performance was the underweight position in technology, a group that declined significantly in the quarter. The materials sector outperformed the benchmark considerably as strong cyclical demand prevailed. The energy sector was up notably in absolute terms, although we slightly underperformed the S&P 500 energy sector for the quarter. Oil tripped $50 per barrel at the end of the quarter. Concern about slowing economic growth was reflected in the bond market, with the 10 Year Treasury Bond rallying to 4.1% from 4.6%.

  Although the government recently revised its second quarter Gross Domestic Product (GDP) to 3.3% from the 2.8% figure originally reported, there was widespread belief that the economy had hit a proverbial "soft patch." Several high profile earnings misses seemed to remind investors that the elevated growth rates experienced over the last few quarters were not sustainable. This was especially true in the technology arena. High raw material prices, particularly steel and energy, caused additional earnings problems. High gasoline prices were cited as a significant factor in the numerous earnings misses among retailers. The U.S. consumer is loaded with debt. Furthermore, the market appeared to be rattled by continuing problems in Iraq.

  Despite this litany of negatives, the economy still appears to be growing. China and India continue to grow rapidly and worldwide GDP growth has improved. The International Monetary Fund's recently published economic survey predicts 5% worldwide GDP growth in 2004, the fastest rate in 20 years. Employment numbers, while choppy, have generally been better. Real wages, which have been weak for a few years, are showing nascent signs of improvement. Corporate balance sheets continued to improve in the September quarter. The reported "core" inflation rate is under control, but as we have discussed in the past, the official measurement may significantly understate true inflation.

  Last quarter's letter articulated our current thinking on some of these big picture issues. Quickly summarizing, the consumer remains stretched due to a weak balance sheet. Housing prices look inflated and the refinancing wave, which positively impacted consumer spending in recent years, appears to be largely over. Additionally, and perhaps most importantly, stock market valuations are high by historical standards. This, along with the aforementioned factors, lead us to remain cautious and careful.

  As is our custom, we offer some comments on a few of the holdings in the Fund. Below are two new additions to the portfolio, ARAMARK Corp. and Cardinal Health, Inc.

                                 ARAMARK CORP.

DESCRIPTION:
------------

  ARAMARK is a leading business outsourcing company, providing managed food, facility support, and uniform rental services in the United States and internationally. The Company's business is segmented into two primary divisions, Food & Support Services, and Uniform. The Food & Support division (85% of revenues) includes the management of cafeterias, food courts, hotels and conferencing centers, and providing custodial and maintenance services. The Uniform division includes the rental and sale of uniforms, mats and safety equipment. ARAMARK has approximately 200,000 employees serving clients in 18 countries.

GOOD BUSINESS:
--------------

  o ARAMARK enjoys a recurring revenue business model and is a leader in the majority of the markets it serves.

  o The Company should continue to benefit from the trend to outsource non-strategic business functions. The markets ARAMARK serves are largely under-penetrated.

  o ARAMARK is a very strong cash generator, with free cash flow at net income or above.

  o  Return on invested capital (ROIC) approximates 11%.

  o  An estimated 50% of the Company's end-customers are recession resilient.

VALUATION:
----------

  o At current prices, the shares trade at 18x 2004 fiscal year end (September) earnings per share (EPS) estimates and 15x 2005 estimates. The enterprise value to earnings before interest, taxes, depreciation, and amortization (EV/EBITDA) multiple is currently about 8x.

  o As the Company is able to increase the profitability of newer contracts, and lever recent revenue growth to the bottom-line, the shares should obtain a higher multiple on next year's EPS. An 18x to 20x price-to-earnings (P/E) multiple on 2005 puts the shares at $30 or higher.

MANAGEMENT:
-----------

  o Joseph Neubauer, Chief Executive Officer and Chairman, recently regained the CEO title following the ouster of William Leonard. Mr. Neubauer held the CEO position from 1983-2003, while Mr. Leonard had been President for years prior to his appointment as CEO last year. The Board of Directors has been disappointed with the execution and profitability of recent large health care contracts. ARAMARK performed well under Mr. Neubauer before -- and his stake in the Company, at 25 million shares, aligns his interests with ours.

  o Fred Sutherland, Chief Financial Officer, has been with the Company since 1980.

INVESTMENT THESIS:
------------------

  The recent disappointment in profit growth relative to revenue growth has concerned investors. We believe the Company will improve its margins over the next few years as the mix improves, and start-up contracts mature. The valuation is attractive for a company with good growth prospects, high recurring revenue, strong cash flow and double-digit ROIC.

                             CARDINAL HEALTH, INC.

DESCRIPTION:
------------

  Cardinal Health is the second largest drug distributor (45% of income), largest medical products distributor (26% of income), largest pharmacy automation supplier (17% of income), and a niche player in numerous healthcare products and services. Cardinal is a highly diversified health care company with an outstanding track record of profitability, growth and financial strength.

GOOD BUSINESS:
--------------

  o  Cardinal is a leader in important and enduring health care markets.

  o Although drug distribution is in the midst of a transition, the inherent nature of this - and most of their businesses - is that of very good recurring revenue, and relatively inelastic demand.

  o The ROIC has averaged 14-16% over the past 10 years, and is currently approximately 14%.

  o Very little of Cardinal's revenue is related to capital goods. Most of their products and services are modestly priced and the businesses are not terribly difficult to understand.

  o  The balance sheet is good, and operating cash flow is strong.

VALUATION:
----------

  o On a P/E basis, the stock is 13.6x fiscal 2005 (June) earnings. The 10-year mean P/E range is 14x to 44x. The price-to-sales ratio is 0.36x, in a 10-year range of 0.36x to 0.77x.

  o The stock is near historic lows in valuation, from both an absolute and relative standpoint.

  o  The sum-of-the-parts valuation is approximately $66.

  o Cardinal Health is trading at a significant discount to other health care companies with similar financial characteristics.

MANAGEMENT:
-----------

  o Bob Walter has been Chairman and Chief Executive Officer since the Company was formed in 1979. Cardinal has been built through a combination of internal growth and acquisitions. While we do not prefer a strategy of growth via acquisition, management's track record has been good.

  o The leadership of the four divisions appears to have a good grasp of the challenges and opportunities in their areas.

  o A recent investigation by the Securities and Exchange Commission (SEC) and U.S. Attorney's Office, and the recent resignation of the Chief Financial Officer, cast a cloud over management; however, we believe the fallout from this will be manageable.

INVESTMENT THESIS:
------------------

  Cardinal's stock has fallen from the mid-$70s to the mid-$40s due to both the SEC and U.S. Attorney's Office investigation, and significant changes in the drug distribution model - which have negatively impacted results, and may continue to do so. Furthermore, Cardinal has experienced setbacks in their sterile technologies unit. We believe the investigations and the sterile technologies problems will have little long term impact. The biggest uncertainty is the ultimate profitability and growth of drug distribution, as the business model changes. The risk versus reward appears attractive at this level.

  As of October 28, 2004, our Board of Directors declared distributions of $0.06075 per share from net investment income and $0.16347 per share from net short-term capital gains, which will be treated as ordinary income, payable October 29, 2004, to shareholders of record on October 27, 2004.

  Thank you for your continued confidence in FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner        /s/Donald S. Wilson       /s/Patrick J. English

     Ted D. Kellner, CFA      Donald S. Wilson, CFA     Patrick J. English, CFA
     President and            Vice President            Vice President and
     Portfolio Manager                                  Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
COST DISCUSSION

                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2004

                    Consumer Discretionary             14.8%
                    Consumer Staples                   14.5%
                    Materials & Processing             12.0%
                    Energy/Utilities                   10.0%
                    Commercial Services                 8.6%
                    Financial Services                  8.4%
                    Producer Durables                   6.4%
                    Technology                          5.8%
                    Healthcare                          4.8%
                    Multi-Industry Companies            4.3%
                    Distribution                        4.0%
                    Cash                                6.4%

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning             Ending             Expenses Paid
                                              Account             Account          During Period*<F10>
                                           Value 3/31/04       Value 9/30/04         3/31/04-9/30/04
                                           -------------       -------------       -------------------
FMI Large Cap Fund Actual $1,000             $1,000.00           $1,013.90                $5.18
Hypothetical (5% return before expenses)     $1,000.00           $1,025.00                $5.21

*<F10> Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

FMI Large Cap Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2004, the FMI Large Cap Fund had a total return of 17.96%. The gain was driven by the following sectors: materials, healthcare and consumer. The S&P 500 gained 13.87% for the twelve months ended September 30, 2004. The gain in the S&P 500 was driven by energy, financials and industrials. Fiscal 2004 was characterized by a broad positive move in almost all sectors of the stock market. Technology, which had been very strong in fiscal 2003, was up modestly in fiscal 2004. Rising commodity prices, particularly metals and energy, was a dominant economic feature in 2004. Inflation, which had been relatively dormant for several years, began to escalate. Worldwide economic growth accelerated in 2004. The Fund managers believe the prospects for rapid U.S. economic growth are low due to excessive consumer borrowing and the likelihood of higher interest rates and inflation. Overall valuations for the S&P 500 remain well above historical averages. The managers of the Fund do not believe the current fundamentals or valuations of the S&P 500 will lead to above average performance in coming years. The FMI Large Cap Fund sells at a discount valuation to the S&P 500. We expect the relative performance of the Fund to be superior to the S&P 500 over the next few years, however, the absolute performance may not exceed historical averages for common stocks, which has been approximately 10%.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FMI LARGE CAP FUND AND STANDARD & POOR'S 500 INDEX

      Date           FMI Large Cap Fund    Standard & Poor's 500 Index(1)<F12>
      ----           ------------------    -----------------------------------
    12/31/2001*<F11>      $10,000                         $10,000
    3/31/2002             $10,260                         $10,028
    6/30/2002              $9,210                          $8,684
    9/30/2002              $7,940                          $7,184
   12/31/2002              $8,500                          $7,790
    3/31/2003              $8,300                          $7,544
    6/30/2003              $9,550                          $8,706
    9/30/2003             $10,030                          $8,937
   12/31/2003             $11,182                         $10,025
    3/31/2004             $11,669                         $10,194
    6/30/2004             $11,912                         $10,370
    9/30/2004             $11,831                         $10,176

                                  TOTAL RETURN

                                          Since Inception
                           1-Year             12/31/01
                           ------         ---------------
                           17.96%              6.31%

*<F11>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F12> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Large Cap Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Large Cap Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 29, 2004

FMI Large Cap Fund
STATEMENT OF NET ASSETS
September 30, 2004

SHARES OR
PRINCIPAL
  AMOUNT                                                COST          VALUE
---------                                               ----          -----

COMMON STOCKS -- 93.6% (A)<F14>

COMMERCIAL SERVICES SECTOR -- 8.6%
----------------------------------

            DISTRIBUTION -- 4.6%
  11,800    Grainger (W.W.), Inc.                   $   593,284    $   680,270

            FACILITIES MANAGEMENT -- 4.0%
  25,000    ARAMARK Corp. - CL B                        622,717        603,500

CONSUMER DISCRETIONARY SECTOR -- 14.8%
--------------------------------------

            CONSUMER PRODUCTS -- 5.3%
  16,200    V. F. Corp.                                 699,964        801,090

            RESTAURANTS -- 4.8%
  17,500    Yum! Brands, Inc.                           550,017        711,550

            RETAIL TRADE -- 4.7%
  32,200    TJX Companies, Inc.                         734,356        709,688

CONSUMER STAPLES SECTOR -- 14.5%
--------------------------------

            FOODS -- 6.9%
   7,800    Diageo PLC-SP - ADR                         420,553        393,354
  41,800    Kroger Co.*<F13>                            699,744        648,736
                                                    -----------    -----------
                                                      1,120,297      1,042,090

            HOUSEHOLD PRODUCTS -- 3.6%
  27,000    Newell Rubbermaid Inc.                      607,611        541,080

            PERSONAL CARE -- 4.0%
   9,200    Kimberly-Clark Corp.                        533,165        594,228

DISTRIBUTION SECTOR -- 4.0%
---------------------------

            HEALTHCARE -- 4.0%
  13,700    Cardinal Health, Inc.                       658,171        599,649

ENERGY SECTOR -- 6.3%
---------------------

            OIL & GAS PRODUCERS -- 6.3%
  11,300    ConocoPhillips                              742,729        936,205

FINANCIAL SERVICES SECTOR -- 8.4%
---------------------------------
            BANKS -- 4.4%
  11,100    Comerica Inc.                               609,075        658,785

            PROPERTY & CASUALTY INSURANCE -- 4.0%
  10,300    Loews Corp.                                 595,984        602,550

HEALTHCARE SECTOR -- 4.8%
-------------------------

            DRUGS & PHARMACEUTICALS -- 1.9%
  11,700    Bristol-Myers Squibb Co.                    283,248        276,939

            HEALTHCARE PRODUCTS -- 2.9%
   8,500    Becton, Dickinson & Co.                     291,062        439,450

MATERIALS & PROCESSING SECTOR -- 12.0%
--------------------------------------

            CHEMICALS -- 7.4%
   7,000    Avery Dennison Corp.                        394,863        460,460
  15,300    Praxair, Inc.                               530,224        653,922
                                                    -----------    -----------
                                                        925,087      1,114,382

            MATERIALS & MINERALS MINING -- 4.6%
  33,100    BHP Billiton Ltd. SP - ADR                  494,385        686,825

MULTI-INDUSTRY COMPANIES SECTOR -- 4.3%
---------------------------------------

            INDUSTRIAL CONGLOMERATE -- 4.3%
     225    Berkshire
              Hathaway Inc. Cl B*<F13>                  612,681        645,975

PRODUCER DURABLES SECTOR -- 6.4%
--------------------------------

            POLLUTION CONTROL & ENVIRONMENTAL SERVICES   6.4%
  34,900    Waste Management, Inc.                      969,500        954,166

TECHNOLOGY SECTOR -- 5.8%
-------------------------

            COMPUTER SERVICES SOFTWARE & SYSTEMS -- 5.8%
  36,500    SunGard Data Systems Inc.*<F13>             841,467        867,605

UTILITIES SECTOR -- 3.7%
------------------------

            ELECTRICAL -- 3.7%
   8,100    FPL Group, Inc.                             518,981        553,392
                                                    -----------    -----------
            Total common stocks                      13,003,781     14,019,419

SHORT-TERM INVESTMENTS -- 6.5% (A)<F14>

            VARIABLE RATE DEMAND NOTES -- 6.5%
$740,000    U.S. Bank, N.A., 1.59%                      740,000        740,000
 231,676    Wisconsin Corporate Central
              Credit Union, 1.51%                       231,676        231,676
                                                    -----------    -----------
                Total short-term
                  investments                           971,676        971,676
                                                    -----------    -----------
                Total investments                   $13,975,457     14,991,095
                                                    -----------
                                                    -----------
            Liabilities, less cash and
              receivables -- (0.1%) (A)<F14>                           (14,251)
                                                                   -----------
                NET ASSETS                                         $14,976,844
                                                                   -----------
                                                                   -----------
            Net Asset Value Per Share
              ($0.0001 par value, 100,000,000
              shares authorized), offering
              and redemption price
              ($14,976,844 / 1,285,000
              shares outstanding)                                       $11.66
                                                                        ------
                                                                        ------

  *<F13>   Non-income producing security.
(a)<F14> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                        $  166,500
   Interest                                                              8,833
                                                                    ----------
       Total income                                                    175,333
                                                                    ----------
EXPENSES:
   Management fees                                                      88,614
   Professional fees                                                    32,666
   Registration fees                                                    24,584
   Administrative services                                              24,208
   Transfer agent fees                                                  19,988
   Board of Directors fees                                               8,974
   Printing and postage expense                                          6,405
   Custodian fees                                                        6,301
   Insurance expense                                                       333
   Other expenses                                                        3,727
                                                                    ----------
       Total expenses before reimbursement                             215,800
   Less expenses reimbursed by adviser                                (116,037)
                                                                    ----------
       Net expenses                                                     99,763
                                                                    ----------
NET INVESTMENT INCOME                                                   75,570
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       278,737
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 790,365
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,069,102
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,144,672
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                             2004                2003
                                                                                           --------            --------
OPERATIONS:
   Net investment income                                                                 $    75,570          $   15,349
   Net realized gain on investments                                                          278,737              87,098
   Net increase in unrealized appreciation on investments                                    790,365             840,720
                                                                                         -----------          ----------
       Net increase in net assets resulting from operations                                1,144,672             943,167
                                                                                         -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.02700 per share)                                  (15,350)                 --
   Distribution from net realized gains ($0.12587 per share)                                 (71,558)                 --
                                                                                         -----------          ----------
       Total distributions                                                                   (86,908)*<F15>           --
                                                                                         -----------          ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (733,511 and 182,693 shares, respectively)                  8,425,963           1,716,835
   Net asset value of shares issued in distributions reinvested (8,096 shares)                84,361                  --
   Cost of shares redeemed (23,193 and 23,594 shares, respectively)                         (271,569)           (215,951)
                                                                                         -----------          ----------
       Net increase in net assets derived from Fund share activities                       8,238,755           1,500,884
                                                                                         -----------          ----------
       TOTAL INCREASE                                                                      9,296,519           2,444,051
NET ASSETS AT THE BEGINNING OF THE YEAR                                                    5,680,325           3,236,274
                                                                                         -----------          ----------
NET ASSETS AT THE END OF THE YEAR (including undistributed
  net investment income of $79,543 and $15,349, respectively)                            $14,976,844          $5,680,325
                                                                                         -----------          ----------
                                                                                         -----------          ----------

*<F15>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                                                FOR THE YEARS ENDED         FOR THE PERIOD FROM
                                                                                   SEPTEMBER 30,        DECEMBER 31, 2001+<F16> TO
                                                                               2004             2003        SEPTEMBER 30, 2002
                                                                               ----             ----    --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                          $10.03           $ 7.94             $10.00

Income from investment operations:
   Net investment income (loss)                                                 0.10             0.03              (0.01)
   Net realized and unrealized gain (loss) on investments                       1.68             2.06              (2.05)
                                                                              ------           ------             ------
Total from investment operations                                                1.78             2.09              (2.06)

Less distributions:
   Dividend from net investment income                                         (0.03)              --                 --
   Distribution from net realized gains                                        (0.12)              --                 --
                                                                              ------           ------             ------
Total from distributions                                                       (0.15)              --                 --
                                                                              ------           ------             ------
Net asset value, end of period                                                $11.66           $10.03             $ 7.94
                                                                              ------           ------             ------
                                                                              ------           ------             ------

TOTAL RETURN                                                                  17.96%           26.32%            (20.60%)*<F17>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                        14,977            5,680              3,236
Ratio of expenses (after reimbursement) to average net assets (a)<F19>         1.13%            1.34%              1.75%**<F18>
Ratio of net investment gain (loss) to average net assets (b)<F20>             0.85%            0.36%             (0.30%)**<F18>
Portfolio turnover rate                                                        38.1%            54.4%              31.8%

  +<F16>   Commencement of operations.
  *<F17>   Not annualized.
 **<F18>   Annualized.
(a)<F19> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F16> through September 30, 2002, the ratios would have been 2.44%, 3.07% and 3.71%**<F18>, respectively.
(b)<F20> If the Fund had paid all of its expenses for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F16> through September 30, 2002, the ratios would have been (0.46%), (1.37%) and (2.26%)**<F18>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.75% of the daily net assets of the Fund. For the year ended September 30, 2004, contractual reimbursements were $60,780. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.13%. For the year ended September 30, 2004, FMIreimbursed the Fund $55,257 for these excess expenses.

          Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 28, 2004, the Fund distributed $79,543 from net investment income ($0.06075 per share) and $214,039 from net short-term realized gains ($0.16347 per share). The distributions were paid on October 29, 2004 to shareholders of record on October 27, 2004.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $11,061,787 and $3,078,956, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2004, liabilities of the Fund included the following:

          Payable to FMIfor management and administrative fees         $12,355
          Other liabilities                                             12,637
          Due to custodian                                              10,896
          Deferred compensation plan for Directors                       3,974

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2004, the sources of net assets were as follows:

          Fund shares issued and outstanding                       $13,704,489
          Net unrealized appreciation on investments                 1,015,638
          Undistributed net realized gains on investments              181,148
          Undistributed net investment income                           75,569
                                                                   -----------
                                                                   $14,976,844
                                                                   -----------
                                                                   -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                           GROSS             GROSS         NET UNREALIZED     DISTRIBUTABLE      DISTRIBUTABLE
          COST OF        UNREALIZED       UNREALIZED        APPRECIATION         ORDINARY          LONG-TERM
        INVESTMENTS     APPRECIATION     DEPRECIATION      ON INVESTMENTS         INCOME         CAPITAL GAINS
        -----------     ------------     ------------      --------------     -------------      -------------
        $14,008,347      $1,389,307        $406,559           $982,748           $293,582             $--

          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               SEPTEMBER 30, 2004                                    SEPTEMBER 30, 2003
       -----------------------------------------------------------------      --------------------------------
         ORDINARY        LONG-TERM        NET CAPITAL                            ORDINARY          LONG-TERM
          INCOME       CAPITAL GAINS         LOSS           POST-OCTOBER          INCOME         CAPITAL GAINS
       DISTRIBUTIONS   DISTRIBUTIONS      CARRYOVERS           LOSSES         DISTRIBUTIONS      DISTRIBUTIONS
       -------------   --------------     ----------        ------------      -------------      -------------
          $86,908           $ --             $ --               $ --               $ --              $ --

          The Fund has utilized $97,586 of its post-October losses from the prior year to reduce current year net capital gains.

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualifying for the dividends received deduction is 70% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 70% (unaudited).

FMI Large Cap Fund
DIRECTORS AND OFFICERS

                                                                                                  # OF FUNDS   OTHER
                                          TERM OF           PRINCIPAL                             IN COMPLEX   DIRECTORSHIPS
                              POSITION    OFFICE AND        OCCUPATION                             OVERSEEN    HELD BY
NAME, AGE                     HELD WITH   LENGTH OF         DURING PAST                           BY DIRECTOR  DIRECTOR
AND ADDRESS                   THE FUND    TIME SERVED       FIVE YEARS                            OR OFFICER   OR OFFICER
-----------                   ---------   -----------       -----------                           -----------  -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 56            Director    Indefinite Term   Mr. Allen has been Executive Vice          8       Harley-Davidson,
1801 California Street                    Since December    President of Qwest Communications                  Inc., FMI Common
Denver, CO 80202                          2001              International, Inc. a global                       Stock Fund, Inc. and
                                                            communications company since                       FMI Mutual Funds,
                                                            September, 2002.  Prior to this, Mr. Allen         Inc.
                                                            had served as President of Allen Enterprises,
                                                            LLC, a private equity investments
                                                            management company he founded after
                                                            retiring from Ameritech in July 2000.
                                                            Mr. Allen served as an officer of
                                                            Ameritech from August 1995 to July 2000.

George D. Dalton, 76          Director    Indefinite Term   Mr. Dalton is Chairman and Chief           8       Clark Consulting
20825 Swenson Drive                       Since December    Executive Officer of Call_Solutions.com,           Inc., FMI Common
Waukesha, WI  53186                       2001              Inc. Prior to January 2000, Mr. Dalton             Stock Fund, Inc. and
                                                            was Chairman of the Board and Chief                FMI Mutual Funds,
                                                            Executive Officer of Fiserv, Inc., and had         Inc.
                                                            served in that capacity since 1984.

Gordon H.                     Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I          8       Renaissance Learning
  Gunnlaugsson, 60                        Since December    Corporation. He was employed by                    Systems, Inc., FMI
c/o Fiduciary                             2001              M&I Corporation from June 1, 1970 to               Common Stock Fund,
  Management, Inc.                                          December 31, 2000 where he most                    Inc. and FMI Mutual
100 E. Wisconsin Ave.                                       recently held the positions of Executive           Funds, Inc.
Suite 2200                                                  Vice President and Chief Financial Officer.
Milwaukee, WI 53202

Paul S. Shain, 41             Director    Indefinite Term   Mr. Shain is President and Chief           8       FMI Common Stock
5520 Research                             Since December    Operating Officer of Berbee Information            Fund, Inc. and FMI
  Park Drive                              2001              Networks, and has been employed by such            Mutual Funds, Inc.
Madison, WI  53711                                          firm since January 2000. Prior to joining
                                                            Berbee Information Networks, Mr. Shain spent
                                                            12 years at Robert W. Baird & Co.,
                                                            Incorporated, most recently as Managing
                                                            Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Richard E. Lane*<F21>, 48     Director    Indefinite Term   Mr. Lane is President of Broadview         2       None
100 E. Wisconsin Ave.                     Since December    Advisors, LLC, the sub-adviser to the FMI
Suite 2500                                2001              Focus Fund.  Mr. Lane served as a portfolio
Milwaukee, WI  53202                                        manager and financial analyst with Fiduciary
                                                            Management, Inc. from September 1994
                                                            through April 2001.

Ted D. Kellner*<F21>, 58      Director    Indefinite Term   Mr. Kellner is Chairman of the Board       8       Marshall & Ilsley
c/o Fiduciary                             Since December    and Chief Executive Officer of Fiduciary           Corporation and FMI
  Management, Inc.                        2001              Management, Inc. which he co-founded               Common Stock Fund,
100 E. Wisconsin Ave.         President   One Year Term     in 1980.                                           Inc.
Suite 2200                    and         Since 2001
Milwaukee, WI  53202          Treasurer

Patrick J. English*<F21>, 43  Director    Indefinite Term   Mr. English is President of Fiduciary      8       FMI Common Stock
c/o Fiduciary                             Since December    Management, Inc. and has been employed             Fund, Inc.
  Management, Inc.                        2001              by the investment adviser in various
100 E. Wisconsin Ave.         Vice        One Year Term     capacities since December, 1986.
Suite 2200                    President   Since 2001
Milwaukee, WI 53202

Kathleen M. Lauters, 52       Chief       At Discretion     Ms. Lauters has been the Fund's Chief      8       None
c/o Fiduciary                 Compliance  of Board          Compliance Officer since September 2004.
  Management, Inc.            Officer     Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                     2004              Lauters was employed by Strong Capital
Suite 2200                                                  Management, most recently as Senior
Milwaukee, WI 53202                                         Compliance Analyst.

Camille F. Wildes, 52         Vice        One Year Term     Ms. Wildes is a Vice-President of          8       None
c/o Fiduciary                 President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.            and         2001              been employed by the investment adviser
100 E. Wisconsin Ave.         Assistant                     in various capacities since December, 1982.
Suite 2200                    Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 61          Vice        One Year Term     Mr. Wilson is Vice Chairman and            8       FMI Common Stock
c/o Fiduciary                 President   Since December    Treasurer of Fiduciary Management, Inc.            Fund, Inc. and FMI
  Management, Inc.            and         2001              which he co-founded in 1980.                       Mutual Funds, Inc.
100 E. Wisconsin Ave.         Secretary
Suite 2200
Milwaukee, WI  53202

*<F21> Mr. Lane is an "interested person" of the Fund because he is an officer of the FMI Focus Fund's sub-adviser. Messrs. Kellner and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$32,100 (FY 2004) and $30,550 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$9,995 (FY 2004) and $10,775 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
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MANAGEMENT INVESTMENT COMPANIES
--------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
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COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of October 26, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. Since, October 26, 2004, the date of the last evaluation, there have been no significant changes in the FMI Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI  Funds, Inc.
     ----------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date   November 19, 2004
           -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI  Funds, Inc.
     ----------------
     Registrant

     By   /s/ Ted D. Kellner
          -------------------------------------------
          Ted D. Kellner, Principal Financial Officer

     Date   November 19, 2004
           ------------------------------------------